EXHIBIT 1
TELVENT GIT, S.A.
4,800,000 Ordinary Shares*
(nominal value €3.00505 per share)

Underwriting Agreement
[___________], 2009
Canaccord Adams Inc.
Piper Jaffray & Co.
   As representatives of the several Underwriters
   named in Schedule I hereto
c/o Canaccord Adams Inc.
99 High Street, 11th Floor
Boston, Massachusetts 02110
Dear Sirs:
     Telvent Corporation, S.L., a sociedad de responsabilidad limitada organized under the laws of the Kingdom of Spain (the “Selling Stockholder”), a stockholder of Telvent GIT, S.A., a sociedad anonima organized under the laws of the Kingdom of Spain (the “Company”), proposes, subject to the terms and conditions stated herein, to sell to the several underwriters named in Schedule I hereto (collectively, the “Underwriters”), for whom you are serving as representatives (the “Representatives”), an aggregate of 4,200,000 ordinary shares (the “Firm Shares”) and, at the election of the Underwriters, up to 600,000 additional ordinary shares (the “Optional Shares”), nominal value €3.00505 per share, of the Company (“Ordinary Shares”). The Firm Shares and the Optional Shares which the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the “Shares.”
     1. Representations and Warranties.
          (a) Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters that:
               (i) The Company meets the requirements for the use of Form F-3 under the Securities Act of 1933, as amended (the “Act”). A registration statement on Form F-3 (File No. 333-[               ]) (the “Initial Registration Statement”) in respect of the Shares has been filed with the Securities and Exchange Commission (the “Commission”); the Initial Registration Statement including any pre-effective amendments thereto and any post-effective amendments thereto, each in the form heretofore delivered to the Representatives and, excluding exhibits thereto, but including all documents incorporated by reference in the prospectus contained therein, delivered to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to the Initial

*	Includes 600,000 ordinary shares subject to an option to purchase additional shares to cover over-allotments.

Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement or any post-effective amendment thereto has been issued and no proceeding for that purpose has been initiated or, to the Company’s knowledge, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a “Preliminary Prospectus”); the Initial Registration Statement, including all exhibits thereto (including any exhibits incorporated by reference) and (i) including the information, if any, deemed pursuant to Rule 430A, 430B or 430C of the Act to be part of the Initial Registration Statement at the time of its effectiveness and (ii) the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time the Initial Registration Statement became effective, are hereinafter collectively called the “Registration Statement”; if the Company has filed or files an abbreviated registration statement pursuant to Rule 462(b) of the Act (the “Rule 462(b) Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement; the final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”; the term “Pricing Prospectus” as used herein means the Preliminary Prospectus that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(b) hereof); any reference herein to “Issuer Free Writing Prospectus” refers to any “issuer free writing prospectus” as defined in Rule 433 under the Act; and any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be;
               (ii) For the purposes of this Agreement, the “Applicable Time” is [               ] (Eastern Time) on the date of this Agreement; the Pricing Prospectus as supplemented by the Issuer Free Writing Prospectuses, if any, and other documents listed on Schedule II(a) hereto, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule II(a) or Schedule II(b) hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each Issuer Free Writing Prospectus listed on Schedule II(b) hereto, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in the Pricing Prospectus or an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;
               (iii) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;
               (iv) The documents incorporated by reference in any Preliminary Prospectus or the Prospectus, when they became effective or were filed with the Commission, as the case may be, when taken together with any subsequent amendments thereto filed prior to the Applicable Time, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;
               (v) The Registration Statement and all Preliminary Prospectuses conform, and the Prospectus and any further amendments or supplements to the Registration Statement, any Preliminary Prospectus or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder; the Registration Statement, any Preliminary Prospectus and the Prospectus do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, as of the applicable filing date as to any Preliminary Prospectus, and as of the applicable filing date and the applicable Time of Delivery (as hereinafter defined) as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact, in the case of the Registration Statement or any amendment thereto, required to be stated therein or necessary to make the statements therein not misleading and, in the case of any Preliminary Prospectus or the Prospectus or any supplement thereto, necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;
               (vi) There are no contracts or other documents required to be described in the Registration Statement or to be filed as exhibits to the Registration Statement by the Act or by the rules and regulations thereunder which have not been described in, filed as exhibits to, or incorporated by reference in the Registration Statement, as required; the contracts so described in the Pricing Prospectus and the Prospectus to which the Company or any of its subsidiaries is a party have been duly authorized, executed and delivered by the Company or its subsidiaries, constitute valid and binding agreements of the Company or its subsidiaries and are enforceable against the Company or its subsidiaries in accordance with their respective terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar laws in effect which affect the enforcement of creditors’ rights generally, (ii) general principles of equity, whether considered in a proceeding at law or in equity and (iii) state or federal securities laws or policies relating to the non-enforceability of the indemnification provisions contained therein, and, to the Company’s knowledge, such contracts are enforceable in accordance with their respective terms by the Company against the other parties thereto, except as such enforceability may be limited by (x) applicable bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or similar laws in effect which affect the enforcement of creditors’ rights generally, (y) general principles of equity, whether considered in a proceeding at law or in equity and (z) state or federal securities laws or policies relating to the non-enforceability of the indemnification provisions contained therein, and such contracts are in full force and effect on the date hereof; and neither the Company nor any of its subsidiaries, nor, to the best of the Company’s knowledge, any other party thereto, is in breach of or default under any of such contracts, except for such breaches or defaults that will not result in a material adverse change in the general affairs, business, assets, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole;
               (vii) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, that is in each case material to the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, (i) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change or any development involving a prospective material adverse change, in or affecting the general affairs, business, assets, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole whether or not arising in the ordinary course of business (a “Material Adverse Effect”), and (ii) the Company or its subsidiaries have not entered into material transaction or incurred any material obligation outside of the ordinary course of business, otherwise than as set forth in the Pricing Prospectus;
               (viii) The Company and its subsidiaries have good and marketable title to all real property and good and marketable title to all other tangible properties and assets described in the Pricing Prospectus as owned by it, in each case free and clear of all liens, charges, claims, encumbrances or restrictions, except such as (i) are described in the Pricing Prospectus or (ii) do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries; the Company and its subsidiaries own or lease all such properties as are necessary to its operations as now conducted or as proposed to be conducted;
               (ix) The Company and each significant subsidiary of the Company within the meaning of Rule 1-02(w) under Regulation S-X has been duly organized and is validly existing as a corporation or a limited liability company in good standing under the laws of its respective jurisdiction of organization, each with full power and authority (corporate and otherwise) to own its properties and conduct its business as described in the Pricing Prospectus, and each has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified or in good standing, singularly or in the aggregate, would not result in a Material Adverse Effect or disability to the Company or such subsidiary;
               (x) The Company has an authorized capitalization as set forth in the Pricing Prospectus and the Prospectus, and all the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the descriptions thereof contained or incorporated by reference in the Pricing Prospectus and the Prospectus; all of the issued shares of capital stock of each subsidiary of the Company (i) have been duly and validly authorized and issued, are fully paid and non-assessable and (ii) except as disclosed in the Pricing Prospectus and the Prospectus, are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims; except as disclosed in or contemplated by the Pricing Prospectus and the Prospectus and the consolidated financial statements of the Company, and the related notes thereto, contained or incorporated by reference in the Pricing Prospectus and the Prospectus, neither the Company nor any subsidiary has outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations; and the description of the Company’s stock option and stock purchase plans and the options or other rights granted and exercised thereunder set forth in the Pricing Prospectus and the Prospectus accurately and fairly presents the information required by the Act and the published rules and regulations of the Commission thereunder to be shown with respect to such plans, options and rights;
               (xi) The Shares have been duly and validly authorized and were duly and validly issued to the Selling Stockholder and fully paid and non-assessable and conform to the description of the Ordinary Shares contained or incorporated by reference in the Pricing Prospectus and the Prospectus; and no further approval or authority of the stockholders or the Board of Directors of the Company will be required for the sale of the Shares as contemplated herein;
               (xii) The Company has full corporate power and authority to enter into this Agreement; and this Agreement has been duly authorized, executed and delivered by the Company, constitutes a valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms;
               (xiii) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or material instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will any such actions result in any violation of the provisions of the charter or bylaws (or similar organizational documents) of the Company as currently in effect or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Shares or the consummation of the transactions contemplated by this Agreement, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or the bylaws and rules of the Financial Industry Regulatory Authority (“FINRA”) in connection with the purchase and distribution of the Shares by the Underwriters;
               (xiv) Neither the Company nor any of its subsidiaries is in violation of its charter or By-laws (or similar organizational documents) or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;
                (xv) The statements set forth in the Prospectus under the captions “Risk Factors - Risks Related to Being Part of the Abengoa Group,” “Risk Factors - Risks Relating to Our Organization Under Spanish Law,” “Description of Share Capital,” “Underwriting,” and “Enforceability of Civil Liabilities” and in the Registration Statement under Item 8 and in the Company’s Form 6-K filed with the Commission on October 2, 2009 under the captions “Item 5. Operating and Financial Review and Prospects - B. Liquidity and Capital Resources - Liquidity - Credit Arrangements and Loan Facilities” and “Item 10. Additional Information - C. Material Contracts,” and in the Company’s Annual Report on Form 20-F for the year ended December 31, 2008, as amended, under the captions “Item 5. Operating and Financial Review and Prospects - B. Liquidity and Capital Resources - Liquidity - Credit Arrangements and Loan Facilities,” “Item 6. Directors, Senior Management and Employees - B. Compensation,” “Item 6. Directors, Senior Management and Employees - C. Board Practices,” “Item 9. The Offer and Listing - B. Memorandum and Articles of Association,” “Item 9. The Offer and Listing - C. Material Contracts,” “Item 9. The Offer and Listing - D. Exchange Controls,” “Item 9. The Offer and Listing - E. Taxation,” insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;
               (xvi) Except as disclosed in the Pricing Prospectus, there are no material legal or governmental actions, suits or proceedings pending or, to the best of the Company’s knowledge, threatened to which the Company or any of its subsidiaries is or may be a party or of which property owned or leased by the Company or any of its subsidiaries is or may be the subject, or related to environmental or discrimination matters; no labor disturbance by the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent which, singularly or in the aggregate, could result in a Material Adverse Effect; and neither the Company nor any of its subsidiaries is a party or subject to the provisions of any material injunction, judgment, decree or order of any court or regulatory body;
               (xvii) The Company and its subsidiaries possess all licenses, certificates, authorizations or permits issued by the appropriate governmental or regulatory agencies or authorities that are necessary to enable them to own, lease and operate their respective properties and to carry on their respective businesses as presently conducted except where the failure to possess would not, singularly or in the aggregate, result in a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authority or permit;
               (xviii) The Company and its subsidiaries (i) are in compliance in all material respects with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, including, without limitation, those relating to occupational safety and health, the environment or hazardous or toxic substances or wastes, pollutants or contaminants, including, without limitation, those relating to the storage, handling or transportation of hazardous or toxic materials (collectively, “Environmental Laws”) and (ii) are in compliance in all material respects with all terms and conditions of any permit, license or approval with respect to Environmental Laws. The Company, in its reasonable judgment, has concluded that any costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) would not, singly or in the aggregate, reasonably be expected to result in a material adverse change in the general affairs, business, assets, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole;
               (xix) Deloitte, S.L., who have audited certain financial statements of the Company, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder and have been appointed by an Audit Committee comprised entirely of independent directors of the Board of Directors of the Company;
               (xx) The consolidated financial statements and schedules of the Company, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Pricing Prospectus present fairly the financial position of the Company as of the respective dates of such financial statements and schedules, and the results of operations and cash flows of the Company for the respective periods covered thereby; except where noted such statements, schedules and related notes have been prepared in accordance with generally accepted accounting principles in the United States applied on a consistent basis as certified by the independent public accountants named in paragraph (xix) above; no other financial statements or schedules are required to be included or incorporated by reference in the Registration Statement;
               (xxi) Any pro forma financial information set forth in the Registration Statement and the Pricing Prospectus reflects, subject to the limitations set forth in the Registration Statement and the Pricing Prospectus as to such pro forma financial information, the results of operations of the Company and its consolidated subsidiaries purported to be shown thereby for the periods indicated and conforms to the requirements of Regulation S-X of the rules and regulations of the Commission under the Act and management of the Company believes (i) the assumptions underlying the pro forma adjustments are reasonable, (ii) that such adjustments have been properly applied to the historical amounts in the compilation of such pro forma statements and notes thereto, and (iii) that such statements and notes thereto present fairly, with respect to the Company and its consolidated subsidiaries, the pro forma financial position and results of operations and the other information purported to be shown therein at the respective dates or for the respective periods therein specified;
               (xxii) The Company owns, or possesses and/or has been granted valid and enforceable licenses for, all registered patents, patent applications, trademarks, trademark applications, tradenames, servicemarks and copyrights necessary to the conduct of its business as such business is described in the Pricing Prospectus (collectively, the “Registered Intellectual Property”). The Company has no knowledge of any infringement or misappropriation by third parties of any of the Registered Intellectual Property, or any material inventions, manufacturing processes, formulae, trade secrets, know-how, unregistered trademarks, and other intangible property and assets necessary to the conduct of its business as such business is described in the Pricing Prospectus (collectively, the “Other Intellectual Property,” and together with the Registered Intellectual Property, the “Intellectual Property”), nor is there any pending or, to the best knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the Company’s rights of title or other interest in or to any Intellectual Property and the Company does not know of any facts which would form a reasonable basis for any such claim. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or claim by others challenging the validity and scope of any Intellectual Property and the Company does not know of any facts which would form a reasonable basis for any such claim. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or claim by others that the Company or any of its products or processes or the Intellectual Property infringe or otherwise violate any patent, trademark, servicemark, copyright, trade secret or other proprietary right of others and the Company is unaware of any facts which would form a reasonable basis for any such claim. The Company is not aware of (i) any grounds for an interference proceeding before the United States Patent and Trademark Office in relation to any of the patents or patent applications currently owned by the Company, or (ii) any facts which would bar the grant of a patent from each of the patent applications described in the Pricing Prospectus. There is no pending or, to the best knowledge of the Company, threatened action, suit proceeding or claim by any current or former employee, consultant or agent of the Company seeking either ownership rights to any invention or other intellectual property right or compensation from the Company for any invention or other intellectual property right made by such employee, consultant or agent in the course of his/her employment with the Company or otherwise. There is no act or omission by the Company or its agents or representatives of which the Company has knowledge that may render any patent or patent application within the Intellectual Property unpatentable, unenforceable or invalid. Each of the Pricing Prospectus fairly and accurately describe in all material respects the Company’s rights with respect to the Intellectual Property;
               (xxiii) The Company and each of its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns, each of which has been true and correct in all material respects or have duly requested extensions thereof, except insofar as the failure to file such returns or request such extensions would not, singularly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, and have paid all taxes shown as due thereon; and the Company has no knowledge of any material tax deficiency which has been or might be asserted or threatened against the Company or any of its subsidiaries;
               (xxiv) The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);
               (xxv) Each of the Company and its subsidiaries maintains insurance of the types and in the amounts which it deems adequate for its business, including, but not limited to, insurance covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect;

               (xxvi) Neither the Company nor any of its subsidiaries has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any foreign, federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States, any foreign government or any respective jurisdiction thereof;
               (xxvii) The Company has not taken and will not take, directly or indirectly through any of its directors, officers or controlling persons, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;
               (xxviii) The Ordinary Shares have been registered pursuant to Section 12(b) of the Exchange Act and the Company is not required to take any further action for the inclusion of the Shares on the NASDAQ Global Select Market;
               (xxix) There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required to be described in the Pricing Prospectus which have not been described as required;
               (xxx) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Except as disclosed in the Pricing Prospectus, the Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting;
               (xxxi) Since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting;
               (xxxii) The principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have duly made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct as of the respective dates thereof. The Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and principal financial officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established;

               (xxxiii) The Company is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act and all rules and regulations promulgated thereunder that are in effect, is implementing the provisions thereof in accordance thereof, and is actively taking steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act not currently in effect upon the effectiveness of such provisions;
               (xxxiv) As the time of filing of the Registration Statement, the Company was not, and the Company on the date of this Agreement is not, an “ineligible issuer” as defined in Rule 405 under the Act;
               (xxxv) Without the prior consent of the Representatives, the Company has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; and any free writing prospectus, the use of which has been consented to by the Company and the Representatives is listed on Schedule II(a) or II(b) hereto;
               (xxxvi) The Company has complied and will comply with the requirements of Rules 164 and 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company has taken all actions necessary so that any “road show” (as defined in Rule 433 under the Act) in connection with the offering of the Shares will not be required to be filed pursuant to the Act and the rules and regulations adopted by the Commission thereunder;
               (xxxvii) The Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiaries or their ERISA Affiliates (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification;
               (xxxviii) The Company satisfies the eligibility requirements for the use of a registration statement on Form F-3 as in effect prior to October 21, 1992;

               (xxxix) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable financial record keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions (including within the United States, Spain, the European Union or elsewhere), the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened. In addition, neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent or employee of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation of any applicable money laundering regulations in Spain, and in particular, in Law 19/1993, of December 28, on Money Laundering, as amended by law 19/2003, of July 4 and as developed by Royal Decree 925/1995, of June 9 and Ministerial Order 2652/2002, of October 24;
               (xl) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance in all material respects with applicable export control and foreign assets control laws and regulations, including without limitation the U.S. Export Administration Act of 1979, as amended, the U.S. Trading with the Enemy Act of 1917, as amended, and the U.S. International Emergency Economic Powers Act, as amended, and all regulations, decrees and orders promulgated thereunder, issued, administered or enforced by any governmental agency (collectively, the “Export Control and Foreign Assets Control Laws”). No action, suit, investigation, or proceeding by or before any court or governmental agency, authority or body involving the Company or any of its subsidiaries or any director, officer, agent or employee of the Company or any of its subsidiaries with respect to the Export Control and Foreign Assets Control Laws is pending or, to the best knowledge of the Company, threatened. The Company has agreed that it will not cause or permit, directly or indirectly, use of any of the proceeds of the offering of Securities, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of furthering, facilitating or financing any transaction by the Company or such other person or entity that would be prohibited by the Export Control and Foreign Assets Control Laws if performed or engaged in by a United States person or a person subject to the jurisdiction of the United States, as the case may be, in either event as defined by the regulations of the Office of Foreign Assets Control of the U.S. Department of the Treasury, or within the United States;
               (xli) The Company is a “foreign private issuer” (as defined in Regulation S under the Act);
               (xlii) The Company was not a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1296 of the Code for the tax year ended December 31, 2008, and based on the Company’s current and expected assets, income and operations as described in the Registration Statement, Pricing Disclosure Package and the Prospectus (or any documents incorporated by reference therein), the Company does not believe that it will become a PFIC for the tax year ending December 31, 2009 or any future tax year, and intends to conduct its affairs in a manner to avoid becoming a PFIC with respect to any tax year, although there can be no assurance that the Company’s operations will not change in the future; and
               (xliii) The Company is not a “controlled foreign corporation” within the meaning of the Code.
          (b) Representations, Warranties and Covenants of the Selling Stockholder. The Selling Stockholder represents and warrants to, and agrees with, each of the Underwriters and the Company that:
               (i) Such Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in Section 1(a) of this Agreement are not true and correct.
               (ii) All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement, and for the sale and delivery of the Shares to be sold by such Selling Stockholder hereunder, have been obtained; and such Selling Stockholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder;
               (iii) The sale of the Shares to be sold by such Selling Stockholder hereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws (or similar organizational documents) of such Selling Stockholder if such Selling Stockholder is a corporation, the Partnership Agreement of such Selling Stockholder if such Selling Stockholder is a partnership, the Trust Agreement or Declaration of Trust of such Selling Stockholder if such Selling Stockholder is a trust, the Certificate of Formation or Limited Liability Company Agreement of such Selling Stockholder if such Selling Stockholder is a limited liability company, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;
               (iv) Such Selling Stockholder has, and immediately prior to each Time of Delivery such Selling Stockholder will have, good and valid title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of such Shares and payment therefor pursuant hereto, such Selling Stockholder will transfer to the several Underwriters, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims;
               (v) Such Selling Stockholder is not prompted to sell Ordinary Shares by any information concerning the Company that is not set forth in the Pricing Prospectus;

               (vi) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;
               (vii) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, such Registration Statement and Preliminary Prospectus did not, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;
               (viii) In order to document the Underwriters’ compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to the Representatives prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-8 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);
               (ix) Certificates in negotiable form representing all of the Shares to be sold by the Selling Stockholder hereunder have been delivered to the Company’s transfer agent, American Stock Transfer & Trust Company, LLC (the “Transfer Agent”); subject to the terms and conditions of this Agreement, the obligations of the Selling Stockholder hereunder shall not be terminated by operation of law, by the dissolution of the Selling Stockholder, or by the occurrence of any other event; if the Selling Stockholder should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered to the Transfer Agent by or on behalf of the Selling Stockholder, subject to and in accordance with, the terms and conditions of this Agreement;
               (x) Such Selling Stockholder is not a member of or an affiliate of or associated with any member of FINRA; and
               (xi) Neither the Selling Stockholder nor any person acting on behalf of the Selling Stockholder (other than, if applicable, the Company and the Underwriters) has used or referred to or will use or refer to any “free writing prospectus” as defined in Rule 405 under the Act, relating to the Shares.
     2. Shares Subject to Sale. On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions of this Agreement:
          (a) The Selling Stockholder agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Stockholder, at the First Time of Delivery, at a purchase price per share of $[               ], the

number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto; and
          (b) In the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Selling Stockholder agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Stockholder, at the Second Time of Delivery, at the purchase price per share set forth in clause (a) of this Section 2, that number of Optional Shares determined by multiplying the number of Optional Shares as to which such election shall have been exercised (to be adjusted by the Representatives so as to eliminate fractional shares) by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.
     The Selling Stockholder hereby grants to the Underwriters the right to purchase at their election up to 600,000 Optional Shares, at the purchase price per share set forth in clause (a) of this Section 2, for the sole purpose of covering sales of shares in excess of the number of Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice (the “Election Notice”) from the Representatives to the Company and the Selling Stockholder, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery or, unless the Representatives and the Company and the Selling Stockholder otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.
     3. Offering. Upon the authorization by the Representatives of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.
     4. Closing. Certificates in definitive form for the Shares to be purchased by each Underwriter hereunder, and in such denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Selling Stockholder, shall be delivered by or on behalf of the Selling Stockholder to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of same day funds to the account specified by the Selling Stockholder all at the office of Canaccord Adams Inc., 99 High Street, Boston, Massachusetts 02110. The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., Boston time, on [               ], 2009 or such other time and date as the Representatives and the Company and the Selling Stockholder may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., Boston time, on the date specified by the Representatives in the Election Notice, or at such other time and date as the Representatives and the Company and the Selling Stockholder may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the “First Time of Delivery,” such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the “Second Time of Delivery,” and each such time and date for delivery is herein called a “Time of

Delivery.” Such certificates will be made available for checking and packaging at least twenty-four hours prior to each Time of Delivery at such location as the Representatives may specify. If the Underwriters so elect, delivery of the Shares may be made by credit through full fast transfer to the accounts at the Depository Trust Company designated by the Representatives.
     5. Covenants of the Company. The Company agrees with each of the Underwriters:
          (a) To prepare the Prospectus in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Act not later than Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by the rules and regulations of the Commission under the Act, to make no further amendment or any supplement to the Registration Statement, the Pricing Prospectus or Prospectus which shall be reasonably disapproved by the Representatives promptly giving reasonable notice thereof; to advise the Representatives, promptly after it receives notice thereof, of the time when the Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the Pricing Prospectus or the Prospectus or any amended Pricing Prospectus or Prospectus has been filed and to furnish the Representatives copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Issuer Free Writing Prospectus, Preliminary Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, the Pricing Prospectus or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Issuer Free Writing Prospectus, Preliminary Prospectus or Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;
          (b) The Company will file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act;
          (c) Promptly, from time to time, to take such action as the Representatives may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;
          (d) To furnish the Underwriters with copies of each Issuer Free Writing Prospectus, any Preliminary Prospectus and the Prospectus in such quantities as the Underwriters may from time to time reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issuance of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify the Representatives and upon the Representatives’ request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required by law to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon the Underwriters request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as the Underwriters may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;
          (e) To timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its stockholders as soon as practicable an earnings statement for the purposes of, and to provide to the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the Act;
          (f) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus (the “Lock-Up Period”), not to offer, sell, contract to sell or otherwise dispose of any securities of the Company which are substantially similar to the Shares, without the prior written consent of the Representatives; provided, however, if (1) during the last 17 days of the 90-day period referenced above, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 90-day period referenced above, the Company announces that it will release earnings results during the 16-day period beginning on the last day of such 90-day period, the restrictions imposed by this Section 5(f) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event;
          (g) During the Lock-Up Period, not to, without the prior written consent of the Representatives, file any registration statement, or any amendment or supplement to any registration statement, under the Securities Act which registers, or offers for sale, Ordinary Shares or any securities convertible into or exercisable or exchangeable for Ordinary Shares, except for a registration statement on Form S-8 relating to employee benefit plans;
          (h) Not to grant options to purchase Ordinary Shares which would become exercisable during the Lock-Up Period;
          (i) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flow of the Company and its consolidated subsidiaries certified by independent public accountants) and to make available (within the meaning of Rule 158(b) under the Act) as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;
          (j) During a period of five years from the effective date of the Registration Statement, to furnish to the Underwriters upon request copies of all reports or other communications (financial or other) furnished to stockholders generally, and deliver to the Underwriters as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission, the Nasdaq Global Select Market or any national securities exchange on which any class of securities of the Company is listed (such financial statements to be on a combined or consolidated basis to the extent the accounts of the Company and its subsidiaries are combined or consolidated in reports furnished to its stockholders generally or to the Commission);
          (k) Not to accelerate the vesting of any option issued under any stock option plan such that any such option may be exercised during the Lock-Up Period;
          (l) To give prompt notice to the Representatives if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, and, if requested by the Representatives, to prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; and
          (m) If the Company elects to rely upon Rule 462(b), to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M. (Eastern Time), on the date of this Agreement, and at the time of filing to either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.
     6. Expenses. The Company and the Selling Stockholder covenant and agree with one and another and the several Underwriters that (a) the Company will pay or cause to be paid the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Initial Registration Statement and (b) the Selling Stockholder will pay or cause to be paid all other costs and expenses incident to the performance of the Company’s and the Selling Stockholder’s obligations hereunder which are not otherwise specifically provided for in this Section, including (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with each Issuer Free Writing Prospectus and the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of reproducing any Agreement Among Underwriters, this Agreement, the Blue Sky Memorandum and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses and filing fees in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof and securing any required review by FINRA of the terms of the sale of the Shares, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and review and in connection with any Blue Sky Memorandum; (iv) all fees and expenses in connection with listing the Shares with the Nasdaq Global Select Market; (v) the cost of preparing stock certificates; (vi) the cost and charges of any transfer agent or registrar; (vii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (viii) all other costs and expenses incident to the performance of the Company’s obligations hereunder which are not otherwise specifically provided for in this Section; (ix) any fees and expenses of counsel for such Selling Stockholder and (x) all expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.
     7. Conditions of Underwriters’ Obligations. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Stockholder herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholder shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:
          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Act; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;
          (b) Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., U.S. counsel to the Underwriters, shall have furnished to the Underwriters such opinion or opinions, dated such Time of Delivery, with respect to this Agreement, the Registration Statement, the Pricing Disclosure Package, the Prospectus and other related matters as the Underwriters may reasonably request;
          (c) Garrigues, S.L.P., Spanish counsel to the Underwriters, shall have furnished to the Underwriters such opinion or opinions, dated such Time of Delivery, with respect to this Agreement, the Registration Statement, the Pricing Disclosure Package, the Prospectus and other related matters as the Underwriters may reasonably request;
          (d) Squire, Sanders & Dempsey L.L.P., U.S. counsel to the Company and the Selling Stockholder, shall have furnished to the Underwriters their written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to the Underwriters, with respect to the matters set forth in Annex I-A hereto;
          (e) Lidia Garcia Páez, Internal Legal Counsel of the Company, shall have furnished to the Underwriters a written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to the Underwriters, with respect to the matters set forth in Annex I-B hereto;
          (f) Miguel Angel Jimenez de Velasco, Internal Counsel to the Selling Stockholder, shall have furnished to the Underwriters a written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to the Underwriters, with respect to the matters set forth in Annex II hereto;
          (g) Deloitte, S.L., shall have furnished a letter, dated the date hereof, addressed to the Underwriters, executed and dated such date, in form and substance satisfactory to the Underwriters (i) confirming that they are an independent registered accounting firm with respect to the Company and its subsidiaries within the meaning of the Securities Act and the Rules and Regulations and PCAOB and (ii) stating the conclusions and findings of such firm, of the type ordinarily included in accountants’ “comfort letters” to underwriters, with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus;
          (h) Deloitte & Touche LLP, shall have furnished a letter, dated the date hereof, addressed to the Underwriters, executed and dated such date, in form and substance satisfactory to the Underwriters (i) confirming that they are an independent registered accounting firm with respect to DTN Holding Company, Inc. and its subsidiaries (“DTN”) within the meaning of the Securities Act and the Rules and Regulations and PCAOB and (ii) stating the conclusions and findings of such firm, of the type ordinarily included in accountants’ “comfort letters” to underwriters, with respect to the financial statements and certain financial information of DTN contained or incorporated by reference in the Registration Statement, the Pricing Disclosure Package and the Prospectus;
          (i) On each Time of Delivery, the Underwriters shall have received a letter (the “Bring-Down Letter”) from Deloitte, S.L. addressed to the Underwriters and dated the Time of Delivery confirming, as of the date of the Bring-Down Letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the General Disclosure Package and the Prospectus, as the case may be, as of a date not more than three (3) business days prior to the date of the Bring-Down Letter), the conclusions and findings of such firm, of the type ordinarily included in accountants’ “comfort letters” to underwriters, with respect to the financial information and other matters covered by its letter delivered to the Underwriters concurrently with the execution of this Agreement pursuant to Section 7(g) above;

          (j) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus, there shall not have been any change in the capital stock (other than issuances of Ordinary Shares pursuant to Company stock option and stock purchase plans described in the Registration Statement and the Pricing Prospectus) or long-term debt of the Company or any material adverse change in the general affairs, business, assets, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Pricing Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the sole judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;
          (k) On or after the date hereof there shall not have occurred any of the following: (i) additional material governmental restrictions, not in force and effect on the date hereof, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange, any Nasdaq market, the American Stock Exchange or in the over-the-counter market, or trading in securities generally shall have been suspended on the New York Stock Exchange, any Nasdaq market, the American Stock Exchange or in the over the counter market, or a general banking moratorium shall have been established by federal or New York authorities, (ii) a suspension or material limitation in trading in securities generally on the Nasdaq Global Select Market, (iii) a suspension or material limitation in trading in the Company’s securities on the Nasdaq Global Select Market, (iv) an outbreak of major hostilities or other national or international calamity (including any significant attack on or significant act of terrorism involving the United States, any declaration by the United States of a national emergency or war) or any substantial change in political, financial or economic conditions shall have occurred or shall have accelerated or escalated to such an extent, as, in the sole judgment of the Representatives, to affect materially and adversely the marketability of the Shares or (v) there shall be any action, suit or proceeding pending or threatened, or there shall have been any development or prospective development involving particularly the business or properties or securities of the Company or any of its subsidiaries or the transactions contemplated by this Agreement, which, in the sole judgment of the Representatives, has materially and adversely affected the Company’s business or earnings and makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;
          (l) The Shares to be sold at such Time of Delivery shall be duly listed on the Nasdaq Global Select Market;
          (m) Each director and executive officer of the Company, in their capacities as such, and the Selling Stockholder, shall have executed and delivered to the Underwriters agreements in which such holder undertakes, for 90 days after the date of the Prospectus, subject to certain exceptions as stated therein, not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any Ordinary Shares, or any securities convertible into or exchangeable for, or any rights to purchase or acquire, Ordinary Shares, without the prior written consent of the Representatives; provided, however, if (1) during the last 17 days of the 90-day period referenced above, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 90-day period referenced above, the Company announces that it will release earnings results during the 16-day period beginning on the last day of such 90-day period, the restrictions imposed hereunder shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; the foregoing provisions shall not apply to the establishment of a trading plan providing for the sale in the future of any of the security holder’s securities that complies with Rule 10b5-1 under the Exchange Act; provided however, that (1) such provisions shall apply in full force to any such sale pursuant to the trading plan during the lock-up period and (2) no filing under the Exchange Act or other public announcement shall be required or shall be made voluntarily by the Company or the security holder in connection with the establishment of such a trading plan.
          (n) Bárbara Zubiría Furest, Chief Accounting and Reporting Officer of the Company, shall have furnished to the Underwriters a certificate, dated such Time of Delivery, in form and substance reasonably satisfactory to the Underwriters; and
          (o) The Company and the Selling Stockholder shall have furnished or caused to be furnished to the Underwriters at such Time of Delivery certificates of officers of the Company, in their capacities as such, and of the Selling Stockholder, respectively, satisfactory to the Representatives, as to the accuracy of the representations and warranties of the Company and the Selling Stockholder, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholder, of all of their obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as the Underwriters may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (j) of this Section, and as to such other matters as the Representatives may reasonably request.
     8. Indemnification and Contribution.
          (a) The Company and the Selling Stockholder, jointly and severally, will indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, any “road show” (as defined in Rule 433 under the Act) not constituting an Issuer Free Writing Prospectus (a “Non-Prospectus Road Show”) or any “free writing prospectus” (as defined in Rule 405 under the Act), prepared by or on behalf of the Selling Stockholder or used or referred to by the Selling Stockholder in connection with the offering of the Shares in violation of Section 2.(k) hereof (a “Selling Stockholder Free Writing Prospectus”), or arise out of or are based upon the omission or alleged omission to state therein a material fact, in the case of the Registration Statement or any amendment thereto, required to be stated therein or necessary to make the statements therein not misleading and, in the case of any Preliminary Prospectus, the Prospectus or any supplement thereto, any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act, a Non-Prospectus Road Show or a Selling Stockholder Free Writing Prospectus, necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement thereto, any Issuer Free Writing Prospectus or any Non-Prospectus Road Show in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein; provided, further, that the aggregate liability of a Selling Stockholder pursuant to this subsection (a) shall not exceed the product of (i) the number of Shares sold by such Selling Stockholder, including any Optional Shares, and (ii) the public offering price of the Shares as set forth in the Pricing Prospectus and the Prospectus.
          (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company and the Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any Non-Prospectus Road Show, or arise out of or are based upon the omission or alleged omission to state therein a material fact, in the case of the Registration Statement or any amendment thereto, required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Preliminary Prospectus, the Prospectus or any supplement thereto, any Issuer Free Writing Prospectus or any Non-Prospectus Road Show, necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement thereto, any Issuer Free Writing Prospectus or any Non-Prospectus Road Show in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company and the Selling Stockholder for any legal or other expenses reasonably incurred by the Company or such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.
          (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; provided, however, that the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. No indemnifying party shall be liable for any settlement of any action or claim effected without its written consent, which consent shall not be unreasonably withheld.
          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Stockholder, bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Pricing Prospectus and the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholder on the one hand or the Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) the Selling Stockholder shall not be required to contribute any amount in excess of an amount equal to the product of the number of Shares sold by the Selling Stockholder, including any Optional Shares, and the public offering price of the Shares set forth in the Pricing Prospectus and the Prospectus. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.
          (e) The obligations of the Company and the Selling Stockholder under this Section 8 shall be in addition to any liability which the Company and the respective Selling Stockholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriter under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.
     9. Termination.
          (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, the Representatives may in their sole discretion arrange for either or both Representatives or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six (36) hours after such default by any Underwriter, the Representatives do not arrange for the purchase of such Shares, then the Company or the Selling Stockholder shall be entitled to a further period of thirty-six (36) hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Shares on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company and the Selling Stockholder that it has so arranged for the purchase of such Shares, or the Company and the Selling Stockholder notify the Representatives that it has so arranged for the purchase of such Shares, the Representatives or the Company and the Selling Stockholder shall have the right to postpone such Time of Delivery for a period of not more than seven (7) days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the Representatives’ opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.
          (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and/or the Company and the Selling Stockholder as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company and the Selling Stockholder shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.
          (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representatives and the Company and the Selling Stockholder as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company and the Selling Stockholder shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Selling Stockholder to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholder, except for the expenses to be borne by the Company and the Selling Stockholder and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof, but nothing herein shall relieve a defaulting Underwriter from liability for its default.
     10. Survival. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholder and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or the Selling Stockholder or any officer or director or controlling person of the Company, or any controlling person of the Selling Stockholder and shall survive delivery of and payment for the Shares.
     11. Expenses of Termination. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company and the Selling Stockholder shall then have no liability to any Underwriter except as provided in Section 6 and Section 8 hereof; but, if for any other reason this Agreement is terminated, or the transactions contemplated hereby shall not have been consummated due to any of the conditions set forth in Section 7 hereof not having been met, or the Shares are not delivered by or on behalf of the Selling Stockholder as provided herein, the Company and the Selling Stockholder will reimburse the Underwriters through the Representatives for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholder shall have no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Section 6 and Section 8 hereof.
     12. Notice. In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives on behalf of the Underwriters.
     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Underwriters in care of Canaccord Adams Inc., 99 High Street, 11th Floor, Boston, Massachusetts 02110, Attention: Equity Capital Markets (Fax: 617-788-1553) and Piper Jaffray & Co., 800 Nicollet Mall, Minneapolis, Minnesota 55402, Attention: Equity Capital Markets (Fax: 612-313-3121); if to the Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to its address set forth in the Registration Statement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: President; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriter’s Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives on request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.
     13. Information Provided by the Underwriters. The Company, the Selling Stockholder and the Underwriters acknowledge that, for purposes of this Agreement, the statements regarding dealer concession and the paragraphs relating to stabilizing transactions by the Underwriters appearing under the caption “Underwriting” in the Pricing Prospectus and the Prospectus constitute the only information furnished in writing to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement, any Preliminary Prospectus or the Prospectus. In addition, the Company, the Selling Stockholder and the Underwriters acknowledge that, for purposes of this Agreement, no information has been furnished in writing to the Company by any Underwriter through the Representatives expressly for use in any Issuer Free Writing Prospectus.
     14. Miscellaneous.
          (a) This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Selling Stockholder and the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, the Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

          (b) Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.
          (c) This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each of the Company and the Selling Stockholder irrevocably submits to the non-exclusive jurisdiction of any federal or state court in the State of New York or the Commonwealth of Massachusetts, in any legal suit, action or proceeding based on or arising under this Agreement and agree that all claims in respect of such suit or proceeding may be determined in any such court. Each of the Company and the Selling Stockholder irrevocably waives the defense of an inconvenient forum or objections to personal jurisdiction with respect to the maintenance of such legal suit, action or proceeding. To the extent permitted by law, each of the Company and the Selling Stockholder hereby waives any objections to the enforcement by any competent court in Spain of any judgment validly obtained in any such court in Spain on the basis of any such legal suit, action or proceeding. Each of the Company and the Selling Stockholder has appointed CT Corporation, 111 Eighth Avenue, New York, New York 10011, as its authorized agent (the “Authorized Agent”) upon whom process may be served in any such suit, action or proceeding in any court in the State of New York or Commonwealth of Massachusetts. Each such appointment shall be irrevocable. Each of the Company and the Selling Stockholder represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company or the Selling Stockholder, shall be deemed, in every respect, effective service of process on the Company or the Selling Stockholder, respectively.
          (d) To the extent that the Company, the Selling Stockholder or any of their respective properties, assets or revenues may have or may hereafter become entitled to, or have attributed to the Company, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of Spain, or U.S. state or federal court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any such court in which proceedings may at any time be commenced, with respect to the obligations and liabilities of the Company and the Selling Stockholder, or any other matter under or arising out of or in connection with this Agreement, the Company and the Selling Stockholder each hereby irrevocably and unconditionally waive or will waive such right to the extent permitted by law, and agree not to plead or claim, any such immunity and consents to such relief and enforcement.
          (e) All payments (including all deemed payments by way of offset or netting) by the Company or the Selling Stockholder to any Underwriter hereunder shall be made free and clear of, and without deduction or withholding for or on account of, any and all present and future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereinafter imposed, levied, collected, withheld or assessed by Spain, the European Union or any other jurisdiction in which the Company or the Selling Stockholder has a branch or an office from which payment (or deemed payment) is made or deemed to be made, excluding (i) any such tax imposed by reason of any Underwriter having some connection with any such jurisdiction other than its participation as Underwriter hereunder, and (ii) any income or franchise tax on the overall net income of such Underwriter imposed by the United States of America or any political subdivision of the United States of America (all such non-excluded taxes, “Foreign Taxes”). If the Company or the Selling Stockholder is prevented by operation of law or otherwise from paying, causing to be paid or remitting that portion of amounts payable (or deemed payable) hereunder represented by Foreign Taxes imposed, levied, collected, assessed, withheld or deducted, then amounts payable (or deemed payable) under this Agreement by the Company shall, to the extent permitted by law, be increased to such amount as is necessary to yield and remit to each Underwriter an amount which, after deduction of all such Foreign Taxes (including all such Foreign Taxes payable on such increased amount) equals the amount that would have been payable (or deemed payable) if no Foreign Taxes applied.
          (f) Each of the Company and the Selling Stockholder, as the case may be, agrees to indemnify any Underwriter against any loss incurred by such Underwriter as a result of any judgment or order being given or made for any amount due hereunder and such judgment or order being expressed and paid in a currency (the “Judgment Currency”) other than United States dollars and a result of any variation as between (i) the rate of exchange at which the United States dollars amount is converted into the Judgment Currency for the purpose of such judgment or order, and (ii) the rate of exchange at which such Underwriter is able to purchase United States dollars, at the business day nearest the date of judgment, with the amount of the Judgment Currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Selling Stockholder, and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs or exchange payable in connection with the purchase of, or conversion into, the relevant currency.
          (g) This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.
          (h) The Company, the Selling Stockholder and the Underwriters acknowledge and agree that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Selling Stockholder, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or the Selling Stockholder, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or the Selling Stockholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Selling Stockholder on other matters) or any other obligation to the Company or the Selling Stockholder except the obligations expressly set forth in this Agreement and (iv) the Company and the Selling Stockholder have consulted their own legal advisors to the extent they deemed appropriate. The Company and the Selling Stockholder agree that they will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or the Selling Stockholder, in connection with such transaction or the process leading thereto.

     If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and the Selling Stockholder. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in an Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Stockholder for examination, upon request, but without warranty on your part as to the authority of the signors thereof.

Very truly yours,

THE COMPANY:

TELVENT GIT, S.A.
By:
Name:
Title:

THE SELLING STOCKHOLDER:

TELVENT CORPORATION, S.L.

By:
Name:
Title:

Accepted as of the date hereof at Boston, Massachusetts
on behalf of each of the Underwriters:

CANACCORD ADAMS INC.,
By:
Name:
Title:

PIPER JAFFRAY & CO.,
By:
Name:
Title:

SCHEDULE I

Number of
Optional Shares
	Total Number	to be Purchased
	of Firm Shares	if Maximum
	to be Purchased	Option Exercised
Canaccord Adams Inc.
Piper Jaffray & Co.
ThinkEquity LLC
Pacific Crest Securities Inc.
Canaccord Capital Corporation
TOTAL	4,200,000	600,000

SCHEDULE II(a)
Free Writing Prospectuses

SCHEDULE II(b)

ANNEX I-A
Form of Opinion of Squire, Sanders & Dempsey, U.S. Counsel to the Company and the Selling
Stockholder
     1. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction within the United States in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.
     2. DTN Holding Company, Inc., a subsidiary of the Company (“DTN”), is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus. All of the issued and outstanding shares of capital stock of DTN (i) have been duly authorized and validly issued and are fully paid and nonassessable and (ii) except as disclosed in the Prospectus, are owned of record and, to our knowledge, beneficially by Telvent Export, S.L., a wholly owned subsidiary of the Company, and, to the best of our knowledge, have been issued in compliance with Federal and state securities laws.
     3. Assuming the Underwriting Agreement has been duly authorized, executed and delivered by the Company under the laws of the Kingdom of Spain, the Underwriting Agreement has been duly executed and delivered by, and constitutes the valid and binding obligation of, the Company.
     4. No filing, consent, approval, authorization, license, order, registration, qualification or decree of or with any court or governmental agency or body is necessary or required for the offering, sale or delivery of the Shares, other than under the Act and the regulations thereunder, which have been obtained, or as may be required under the securities or blue sky laws of the various states or foreign jurisdictions, as to which we express no opinion.
     5. The Company is not, and after receipt of payment for the Shares will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
     6. The Shares are authorized for inclusion on the Nasdaq Global Select Market. The form of certificate used to evidence the Ordinary Shares complies in all material respects with the requirements of the Nasdaq Global Select Market.
     7. To our knowledge and other than as set forth in the Prospectus, there is no legal or governmental action, suit, proceeding, investigation or inquiry pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect on the Company and its subsidiaries; and, to our knowledge, no such action, suit, proceeding, investigation or inquiry is threatened or contemplated by governmental authorities or threatened by others.
     8. Each of the Registration Statement and the Rule 462(b) Registration Statement, if any, has been declared effective by the Commission under the Securities Act. To our best knowledge, no stop order suspending the effectiveness of the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued under the Securities Act and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).
     9. The Registration Statement, including any Rule 462(b) Registration Statement, the Prospectus, and each amendment or supplement to the Registration Statement and the Prospectus, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or in exhibits to or excluded from the Registration Statement, as to which we express no opinion) comply as to form in all material respects with the applicable requirements of the Act.
     10. The statements in the Prospectus under the headings “Underwriting” and “Enforceability of Civil Liabilities” and the statements in the Company’s Annual Report on Form 20-F for the year ended December 31, 2008, as filed with the Commission on March 18, 2009 and incorporated by reference into the Prospectus (the “Annual Report”) under Item 10 under the heading “Additional Information - Taxation - U.S. Taxation,” insofar as such statements constitute matters of law or summaries of legal matters or legal proceedings, or legal conclusions, have been reviewed by us and are correct in all material respects and provide a fair summary thereof in light of the circumstances under which such statements are provided.
     11. The documents incorporated by reference in the Prospectus (other than the financial statements and related schedules therein, as to which we express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.
     12. The Company can sue and be sued in its own name; insofar as a Massachusetts court declares itself competent pursuant to the irrevocable submission of the Company to the non-exclusive jurisdiction of a Massachusetts court, the Company may be sued in such Massachusetts court and service of process effected in the manner set forth in the Underwriting Agreement will be effective. The Selling Stockholder can sue and be sued in its own name; insofar as a Massachusetts court declares itself competent pursuant to the irrevocable submission of the Selling Stockholder to the non-exclusive jurisdiction of a Massachusetts court, the Selling Stockholder may be sued in such Massachusetts court and service of process effected in the manner set forth in the Underwriting Agreement will be effective.
     13. To our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions of the contracts composed in the English-language described in the Prospectus or references thereto fairly summarize the arrangements covered thereby.
     14. The execution, delivery and performance by the Company of the Underwriting Agreement and the consummation of the transactions contemplated in the Underwriting Agreement and compliance by the Company with its obligations thereunder do not and will not , whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of the Company or DTN pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument composed in the English-language and described or referred to in the Prospectus or to be filed as exhibits to the Registration Statement, to which the Company or DTN is a party, or by which any of the assets or properties of the Company or DTN may be bound, nor will such action result in any violation of the provisions of any laws or administrative rules or regulations of federal law applicable to transactions of the type contemplated by the Underwriting Agreement (other than the state securities laws, rules or regulations thereunder and federal securities laws, rules or regulations thereunder concerning matters relating to, or the adequacy of, disclosure in the Registration Statement or Prospectus, as to which we express no opinion with respect to this paragraph (14)) or any judgment, order or decree known to us of any court or governmental agency over the Company or any of its property.
     15. To our knowledge, no person or entity has the contractual right to require the registration of Ordinary Shares or other securities of the Company because of the filing or effectiveness of the Registration Statement or the completion of the Offering.
     16. The Company is not a “passive foreign investment company” within the meaning of Section 1296 of the United States Internal Revenue Code of 1986, as amended.
     17. No stamp, issue, transfer tax, value added tax or duty or other similar tax or duty is payable by or on behalf of the Underwriter in the United States or any political subdivision or taxing authority thereof and no capital gains, income or withholding or other similar tax is payable by or on behalf of the Underwriter in the United States or any political subdivision or taxing authority thereof, in any case, in connection with: (i) the offer, sale and delivery of the Shares to or for the account of the Underwriter; (ii) the sale and delivery by the Underwriter of the Shares to the initial purchasers thereof; (iii) the execution and delivery of the Underwriting Agreement; and (iv) the consummation of the transactions contemplated by the Underwriting Agreement.
     18. The Company is a “foreign private issuer,” as such term is defined in the rules and regulations under the 1933 Act.
     19. Assuming the Underwriting Agreement has been duly authorized, executed and delivered by the Selling Stockholder under the laws of the Kingdom of Spain, the Underwriting Agreement has been duly executed and delivered by, and constitutes the valid and binding obligation of, the Selling Stockholder.

     20. The execution, delivery and performance by the Selling Stockholder of the Underwriting Agreement and the consummation of the transactions contemplated in the Underwriting Agreement and compliance by the Selling Stockholder with its obligations thereunder do not and will not result in any violation of the provisions of any laws or administrative rules or regulations of federal law applicable to transactions of the type contemplated by the Underwriting Agreement (other than the state securities laws, rules or regulations thereunder and federal securities laws, rules or regulations thereunder concerning matters relating to, or the adequacy of, disclosure in the Registration Statement or Prospectus, as to which we express no opinion with respect to this paragraph (20)) or any judgment, order or decree known to us of any court or governmental agency over the Selling Stockholder or any of its property.
     21. No filing, consent, approval, authorization, license, order, registration, qualification or decree of or with any court or governmental agency or body is necessary or required for the offering, sale or delivery of the Shares or the consummation by the Selling Stockholder of the transactions contemplated by the Underwriting Agreement, or the performance by the Selling Stockholder of its obligations under the Underwriting Agreement, other than under the Act and the regulations thereunder, which have been obtained, or as may be required under the securities or blue sky laws of the various states or foreign jurisdictions, as to which we express no opinion.
     22. No stamp, issue, transfer tax, value added tax or duty or other similar tax or duty is payable by or on behalf of the Underwriter in the United States or any political subdivision or taxing authority thereof and no capital gains, income or withholding or other similar tax is payable by or on behalf of the Underwriter in the United States or any political subdivision or taxing authority thereof, in any case, in connection with: (i) the offer, sale and delivery of the Shares by the Selling Stockholder to or for the account of the Underwriter; (ii) the sale and delivery by the Underwriter of the Shares to the initial purchasers thereof; (iii) the execution and delivery of the Underwriting Agreement; and (iv) the consummation of the transactions contemplated by the Underwriting Agreement or any other document relating to a global offering.
     23. Under New York law, upon payment by the Underwriter of the purchase price for the Shares pursuant to the Underwriting Agreement, good and valid title to the Shares, free and clear of all liens, encumbrances, equities or claims, will be transferred to the Underwriter, assuming that the Underwriter has purchased such Shares without notice of any such lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code.
     We have participated in conferences with officers and other representatives of the Company and representatives of the Underwriters at which the contents of the Registration Statement, the Pricing Prospectus, the Pricing Disclosure Package and the Prospectus and the documents incorporated by reference therein have been discussed. Although we have not undertaken to determine independently, and are not passing upon or assuming, except as otherwise specifically stated herein, any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Prospectus, the Pricing Disclosure Package or the Prospectus, on the basis of our review of the Registration Statement, the Pricing Prospectus, the Pricing Disclosure Package or the Prospectus, and the documents incorporated by reference therein and our investigations made in connection with the preparation of the Registration Statement, the Pricing Prospectus, the Pricing Disclosure Package, the Prospectus and the documents incorporated by reference therein and our participation in the conferences referred to above, we have no reason to believe that (i) any part of the Registration Statement, when such part became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the Prospectus, as of the date of the Prospectus or as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in the case of each of clause (i), (ii) and (iii), other than the financial statements and related schedules therein, as to which we express no opinion); and we do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus as amended or supplemented which were not filed or incorporated by reference or described as required.

ANNEX I-B
Form of Opinion of Lidia Garcia Páez, Internal Legal Counsel of the Company
     1. The Company is a limited liability company (sociedad anonima) duly organized, existing and established and in good standing under the laws of the Kingdom of Spain with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.
     2. The authorized capitalization of the Company as of December 31, 2008 is as set forth in the audited consolidated balance sheets of the Company as of December 31, 2008 included in the Company’s Annual Report on Form 20-F for the year ended December 31, 2008, as filed with the Commission on March 18, 2009 and incorporated by reference into the Prospectus (the “Annual Report”). All of the issued and outstanding shares of capital stock, including the Shares to be purchased by the Underwriter from the Selling Stockholder, have been duly authorized and validly issued and are fully paid and nonassessable and have not been issued in violation of any statutory preemptive right, any participation, subscription or similar right in the Company’s organizational documents or, to my knowledge, any other similar contractual right. To my knowledge, the sale of Shares by the Selling Stockholder is not subject to any contractual right of first refusal or other similar right of any security holder of the Company. The Shares conform in all material respects to the description of the capital stock contained in the Prospectus. No holder of Shares is or will be subject to personal liability by reason of being such a holder.
     3. Telvent Tráfico y Transporte, S.A. and Telvent Housing, S.A. (collectively, the “Material Subsidiaries”) are limited liability companies (suciedad anonimas) duly organized, existing and in good standing under the laws of the Kingdom of Spain and each has the limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus. All of the issued and outstanding shares of capital stock of each such Material Subsidiary (i) have been duly authorized and validly issued and are fully paid and nonassessable and (ii) except as disclosed in the Prospectus, are owned of record and, to my knowledge, beneficially (either directly or indirectly through one or more subsidiaries) by the Company and, to the best of my knowledge, have been issued in compliance with applicable laws. To my knowledge, none of the outstanding shares of capital stock of any Material Subsidiary was issued in violation of the preemptive rights, rights of first refusal or similar rights of any securityholder of such Material Subsidiary.
     4. The Company has the limited liability company power and authority to enter into the Underwriting Agreement and perform its obligations thereunder and the Underwriting Agreement has been duly authorized, executed and delivered by the Company.
     5. No filing, consent, approval, authorization, license, order, registration, qualification or decree of or with any court or governmental agency or body in the Kingdom of

Spain is necessary or required for the offering, sale or delivery of the Shares by the Selling Stockholder or the consummation by the Company of the transactions contemplated by the Underwriting Agreement, or the performance by the Company of its obligations under the Underwriting Agreement, other than under the Act and the regulations thereunder which have been obtained, or as may be required under the securities or blue sky laws of the various states or foreign jurisdictions, as to which I express no opinion.
     6. The form of certificate used to evidence the Ordinary Shares complies in all material respects with all applicable statutory requirements of the laws of the Kingdom of Spain and any other applicable jurisdiction in Spain and with any applicable requirements of the charter (“escritura de constitucion”) and the by-laws (“estatutos sociales” or “estatutos”) of the Company.
     7. To my knowledge and other than as set forth in the Prospectus, there is no legal or governmental action, suit, proceeding, investigation or inquiry pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect on the Company and its subsidiaries; and, to my knowledge, no such action, suit, proceeding, investigation or inquiry is threatened or contemplated by governmental authorities or threatened by others.
     8. The statements in the Prospectus under the headings “Underwriting,” “Description of Share Capital,” “Enforceability of Civil Liabilities,” “Risk Factors - Risks Related To Being Part Of The Abengoa Group” and “Risk Factors - Risks Relating To Our Organization Under Spanish Law,” the statements in the Registration Statement under Item 8, the statements in the Annual Report under Item 10 under the headings “Additional Information - Memorandum and Articles of Association,” “Additional Information - Exchange Controls” and “Additional Information - Taxation - Spanish Taxation,” and the statements set forth in the Annual Report under Item 8 under the headings “Consolidated Statements and Other Financial Information - Other Financial Information - Legal Proceedings” and “Consolidated Statements and Other Financial Information - Other Financial Information - “Dividends” insofar as such statements constitute matters of law or summaries of legal matters, the Company’s charter (“escritura de constitucion”), by-laws (“estatutos sociales” or “estatutos”) or legal proceedings, or legal conclusions, have been reviewed by me and are correct in all material respects and provide a fair summary thereof in light of the circumstances under which such statements are provided.
     9. The Company’s agreement to the choice of law provisions set forth in Section 14(c) of the Underwriting Agreement will be recognized and enforced by the courts of Spain; the Company may sue and be sued in its own name under the laws of Spain; the irrevocable submission of the Company to the non-exclusive jurisdiction of a Massachusetts Court, the waiver by the Company of any objection to the venue of a proceeding of a Massachusetts Court and the agreement of the Company that the Underwriting Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts are legal, valid and binding; service of process effected in the manner set forth in Section 14(c) of the Underwriting Agreement will be effective, insofar as the laws of Spain are concerned, to confer valid personal jurisdiction over the Company; judgment obtained in a

Massachusetts Court arising out of or in relation to the obligations of the Company under the Underwriting Agreement would be recognized by the courts of Spain in accordance with and subject to Spanish law. The Company is not entitled to any immunity on the basis of sovereignty or otherwise in respect of its obligations under the Underwriting Agreement and could not successfully interpose any such immunity as a defense to any suit or action brought or maintained in respect of its obligations under the Underwriting Agreement and the waiver by the Company of immunity to jurisdiction (including the waiver of sovereign immunity to which the Company may become entitled subsequent to the date of the Underwriting Agreement and immunity from set-off or from attachment prior to judgment, from attachment in aid of execution, from execution of a judgment or from any other legal or judicial process) is a valid and binding obligation of the Company under the laws of Spain.
     10. To my knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions of the contracts described in the Prospectus or references thereto fairly summarize the arrangements covered thereby.
     11. The execution, delivery and performance by the Company of the Underwriting Agreement and the consummation of the transactions contemplated in the Underwriting Agreement and compliance by the Company with its obligations thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of the Company or any Material Subsidiary pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to me, to which the Company or any Material Subsidiary is a party, or by which any of the assets or properties of the Company or any Material Subsidiary may be bound, nor will such action result in any violation of the provisions of the charter (“escritura de constitucion”) and the by-laws (“estatutos socials” or “estatutos”) of the Company or any laws or administrative rules or regulations of the law of Spain applicable to transactions of the type contemplated by the Underwriting Agreement or any judgment, order or decree known to me of any court or governmental agency or body having jurisdiction over the Company or any Material Subsidiary or any of their respective property.
     12. To my knowledge, no person or entity has the right to require the registration of Ordinary Shares or other securities of the Company because of the filing or effectiveness of the Registration Statement or the completion of the Offering.
     13. No stamp, issue, transfer tax, value added tax or duty or other similar tax or duty is payable by or on behalf of the Underwriter in the European Union or Spain or any political subdivision or taxing authority thereof and no capital gains, income or withholding or other similar tax is payable by or on behalf of the Underwriter in the European Union or Spain or any political subdivision or taxing authority thereof, in any case, in connection with: (i) the offer, sale and delivery of the Shares to or for the account of the Underwriter; (ii) the sale and delivery by the Underwriter of the Shares to the initial purchasers thereof; (iii) the execution and delivery of the Underwriting Agreement; and (iv) the consummation of the transactions contemplated by the Underwriting Agreement.
I have participated in conferences with officers and other representatives of the Company and representatives of the Underwriters at which the contents of the Registration Statement, the Pricing Prospectus, the Pricing Disclosure Package and the Prospectus and the documents incorporated by reference therein have been discussed. Although I have not undertaken to determine independently, and am not passing upon or assuming, except as otherwise specifically stated herein, any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Prospectus, the Pricing Disclosure Package or the Prospectus, on the basis of my review of the Registration Statement, the Pricing Prospectus, the Pricing Disclosure Package or the Prospectus, and the documents incorporated by reference therein and my investigations made in connection with the preparation of the Registration Statement, the Pricing Prospectus, the Pricing Disclosure Package, the Prospectus and the documents incorporated by reference therein and my participation in the conferences referred to above, I have no reason to believe that (i) any part of the Registration Statement, when such part became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the Prospectus, as of the date of the Prospectus or as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in the case of each of clause (i), (ii) and (iii), other than the financial statements and related schedules therein, as to which I express no opinion); and I do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus as amended or supplemented which were not filed or incorporated by reference or described as required.

ANNEX II
Form of Opinion of Miguel Angel Jimenez de Velasco, Internal Counsel to the Selling Stockholder
     1. The Selling Stockholder is a limited liability company (sociedad de responsibilidad limitada) duly organized, existing and established and in good standing under the laws of the Kingdom of Spain. The Selling Stockholder has the corporate power and authority to enter into the Underwriting Agreement and perform its obligations thereunder and the Underwriting Agreement has been duly authorized, executed and delivered by the Selling Stockholder.
     2. The execution, delivery and performance by the Selling Stockholder of the Underwriting Agreement, the sale of the Shares by the Selling Stockholder and the consummation of the other transactions contemplated in the Underwriting Agreement and compliance by the Selling Stockholder with its obligations thereunder do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets or properties of the Selling Stockholder pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to me, to which the Selling Stockholder is a party, or by which any of the assets or properties of the Selling Stockholder may be bound, nor will such action result in any violation of the provisions of the charter (“escritura de constitucion”) and the by-laws (“estatutos socials” or “estatutos”) of the Selling Stockholder or any laws or administrative rules or regulations of the law of Spain applicable to transactions of the type contemplated by the Underwriting Agreement or any judgment, order or decree known to me of any court or governmental agency or body having jurisdiction over the Selling Stockholder or any of its property.
     3. No filing, consent, approval, authorization, license, order, registration, qualification or decree of or with any court or governmental agency or body in the Kingdom of Spain is necessary or required for the offering, sale or delivery of the Shares or the consummation by the Selling Stockholder of the transactions contemplated by the Underwriting Agreement, or the performance by the Selling Stockholder of its obligations under the Underwriting Agreement, other than under the Act and the regulations thereunder, which have been obtained, or as may be required under the securities or blue sky laws of the various states or foreign jurisdictions, as to which I express no opinion.
     4. Immediately prior to the Time of Delivery, such Selling Stockholder had good and valid title to the Shares to be sold at such Time of Delivery by the Selling Stockholder, free and clear of all security interests, claims, liens, equities and other encumbrances, and the Selling Stockholder has full legal right, power and authority, and all authorization and approval required by law, to enter into the Underwriting Agreement, to perform its obligations thereunder and to sell, assign, transfer and deliver the Shares to be sold by the Selling Stockholder.
     5. Under the laws of the Kingdom of Spain, upon payment by the Underwriter of the purchase price for the Shares pursuant to the Underwriting Agreement, good and valid title to the

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Shares, free and clear of all liens, encumbrances, equities or claims, will be transferred to the Underwriter.
     6. No stamp, issue, transfer tax, value added tax or duty or other similar tax or duty is payable by or on behalf of the Underwriter in the European Union or Spain or any political subdivision or taxing authority thereof and no capital gains, income or withholding or other similar tax is payable by or on behalf of the Underwriter in the European Union or Spain or any political subdivision or taxing authority thereof, in any case, in connection with: (i) the offer, sale and delivery by the Selling Stockholder of the Shares to or for the account of the Underwriter; (ii) the sale and delivery by the Underwriter of the Shares to the initial purchasers thereof; (iii) the execution and delivery of the Underwriting Agreement; and (iv) the consummation of the transactions contemplated by the Underwriting Agreement.
     7. The Selling Stockholder’s agreement to the choice of law provisions set forth in Section 14(c) of the Underwriting Agreement will be recognized and enforced by the courts of Spain; the Selling Stockholder may sue and be sued in its own name under the laws of Spain; the irrevocable submission of the Selling Stockholder to the non-exclusive jurisdiction of a Massachusetts Court, the waiver by the Selling Stockholder of any objection to the venue of a proceeding of a Massachusetts Court and the agreement of the Selling Stockholder that the Underwriting Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts are legal, valid and binding; service of process effected in the manner set forth in Section 14(c) of the Underwriting Agreement will be effective, insofar as the laws of Spain are concerned, to confer valid personal jurisdiction over the Selling Stockholder; judgment obtained in a Massachusetts Court arising out of or in relation to the obligations of the Selling Stockholder under the Underwriting Agreement would be recognized by the courts of Spain. The Selling Stockholder is not entitled to any immunity on the basis of sovereignty or otherwise in respect of its obligations under the Underwriting Agreement and could not successfully interpose any such immunity as a defense to any suit or action brought or maintained in respect of its obligations under the Underwriting Agreement and the waiver by the Selling Stockholder of immunity to jurisdiction (including the waiver of sovereign immunity to which the Selling Stockholder may become entitled subsequent to the date of the Underwriting Agreement and immunity from set-off or from attachment prior to judgment, from attachment in aid of execution, from execution of a judgment or from any other legal or judicial process) is a valid and binding obligation of the Selling Stockholder under the laws of Spain.

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